Everlake Life Insurance Company
Everlake Life Insurance Company Variable Annuity Separate Account C

Supplement dated October 10, 2024
to the Prospectuses and Statements of Additional Information for:

Helmsman Variable Annuity
Scudder Horizon Plan Variable Annuity

This supplement updates certain information contained in the prospectuses and statements of additional information, for each of the variable annuity contracts listed above (each a “Contract”).

Information Change for the Office that Administers Your Contract

Effective October 21, 2024, the mailing address, telephone and fax numbers for the Customer Service Center for your Contract will change. Please direct all transaction and other requests to the address or phone numbers below:

Everlake Life Insurance Company
PO Box 82207
Lincoln, NE 68501

Telephone: (833) 879-0774
Fax: (833) 636-0035

After November 21, 2024, we will no longer accept mail at the old address or calls at the old phone and fax numbers. After this date, only those transactions and other requests that are received at the new address and numbers and that meet all other applicable requirements will be processed.

This change does not affect any of your Contract’s contractual provisions. All rights and benefits you have with your Contract remain the same.

Please keep this supplement together with your Prospectus for future reference.